FPA PARAMOUNT FUND, INC.

SUPPLEMENT DATED MARCH 1, 2013, TO PROSPECTUS DATED JANUARY 30, 2013

The Board of Directors of FPA Paramount Fund, Inc. (the “Fund”), has approved the elimination of all front-end sales charges effective for purchases of Fund shares beginning April 1, 2013.  In addition, beginning April 1, 2013, Fund shares will no longer be subject to deferred sales charges if redeemed within one year of purchase.  Also, effective on that date, all purchases of shares of the Fund will be processed at net asset value on the trade date.

Effective on April 1, 2013, references to front-end sales charges and deferred sales charges will be deleted from the Fund’s Prospectus and the Prospectus will be revised as described below.

The Section in the Fund’s Prospectus entitled “Fees and Expenses of the Fund.” is deleted and replaced as follows:

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	None
Redemption Fee (as a percentage of amount redeemed)	2.00	%(1)
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.29%
Other Expenses	0.19%
Financial Services	0.10%
Total Annual Fund Operating Expenses	0.94%

(1) Redemptions by wire are subject to a $3.50 charge per wire. Your broker-dealer may charge you a fee for redemptions.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	$96
Three years	$300
Five years	$520
Ten years	$1,155

The Section in the Fund’s Prospectus under “Performance Information” entitled “Average Annual Total Returns (for the periods ended December 31, 2012)” is deleted and replaced as follows so that front-end sales charges are no longer reflected or deducted:

	One Year	Five Years	Ten Years

Before Taxes	15.97%	4.51%	9.88%

After Taxes on Distributions(1)	15.97%	4.44%	9.77%

After Taxes on Distributions and Sale of Fund Shares(1)	13.57%	3.83%	8.76%

Russell 2500 (reflects no deductions for fees, expenses or taxes)	17.88%	4.34%	10.49%

Lipper Mid-Cap Core Fund Average (reflects no deductions for sales charges or taxes)	15.61%	2.24%	8.89%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

The Sections in the Fund’s Prospectus under “PURCHASE, PRICING AND SALE OF SHARES” entitled “Sales Charges”, “Reducing Your Sales Charge — Investments in Other FPA Funds”, “Reducing Your Sales Charge — Letter of Intent” and “Reducing Your Sales Charge — Sales at Reduced Sales Charge” are deleted in their entirety.

The Section in the Fund’s Prospectus under “PURCHASE, PRICING AND SALE OF SHARES” entitled “Purchases Subject to a 2% Deferred Sales Charge” is deleted and replaced as follows:

Purchases Subject to a 2% Redemption fee. The Fund will deduct a 2% redemption fee from the redemption proceeds of any shareholder redeeming shares of the Fund held for less than 90 days. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that officers of the Fund believe are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as: redemptions of shares through automatic nondiscretionary rebalancing programs or systematic withdrawal plans; redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary); redemptions for certain retirement plan transactions such as closing de minimis accounts, loans, plan fees, required minimum distributions, return of excess contributions, QDRO (qualified domestic relations order), automatic payroll contributions, and withdrawals at termination; redemptions requested for a QDIA (qualified default investment alternative); or redemptions initiated by the Fund.  The 2% redemption fee does not apply to shares acquired through reinvested dividends or capital gain distributions. The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

The Section in the Fund’s Prospectus under “PURCHASE, PRICING AND SALE OF SHARES” entitled “Selling (Redeeming) Your Shares — Redemption Payments May Be Made By Check, Wire or ACH” is deleted and replaced as follows:

You can sell (redeem) for cash without charge (except a 2% redemption fee, if applicable, as described above) any or all of your Fund shares at any time by sending a written request to UMB Fund Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.

In the case of an exchange of shares subject to a 2% redemption fee within 90 days of purchase, the shares acquired by exchange also are subject to a 2% redemption fee if redeemed (except by exchange) within 90 days of the exchange (not the initial purchase).

A check will be mailed to you within seven days after UMB Fund Services, Inc. receives a properly completed request (as described below under “Written Requests”). If shares to be sold were purchased recently by check and those funds have not cleared, the request will not be considered in good order and will be returned unprocessed.

The Section in the Fund’s Prospectus under “PURCHASE, PRICING AND SALE OF SHARES” entitled “Selling (Redeeming) Your Shares - Reinvesting in the Fund with Proceeds from Redemption of Shares” is deleted in its entirety.

The Section in the Fund’s Prospectus under “EXCHANGE OF SHARES AND SHAREHOLDER SERVICES” entitled “Exchanging Your Shares for Shares of Other FPA Funds” is deleted and replaced as follows:

Exchanging Your Shares for Shares of Other FPA Funds. You can increase an existing account or start a new FPA Fund account by exchanging your shares of the Fund for shares of the other FPA Funds, namely FPA Crescent Fund, FPA International Value Fund, FPA New Income, Inc., and FPA Perennial Fund, Inc. Shares of FPA Capital Fund, Inc. may only be acquired by existing shareholders of that Fund and directors, officers and employees of that Fund, the Adviser and affiliated companies, and their immediate relatives. Shares of the Fund acquired must be registered for sale in your state.

The Section in the Fund’s Prospectus under “EXCHANGE OF SHARES AND SHAREHOLDER SERVICES” entitled “Systematic Withdrawal Plan” is deleted and replaced as follows:

Systematic Withdrawal Plan. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the Account Privileges Change Form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Privileges Change Form. If withdrawals continuously exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest because you will recognize any taxable gains or losses on the automatic withdrawals.

The Section in the Fund’s Prospectus under “EXCHANGE OF SHARES AND SHAREHOLDER SERVICES” entitled “Excessive Trading” is deleted and replaced as follows:

The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets. The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs, and dilute the value of Fund shares held by long-term investors. The fact that the Fund has imposed a 2% redemption fee on shares held less than 90 days serves as a deterrent to frequent trading. The preceding section titled “2% Redemption Fee” provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see section titled “How to Exchange Your Shares”). Irrespective of these redemption fees and exchange limits, the Fund reserves the right to reject any purchase or exchange request if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. There can be no assurance that the Fund will successfully detect or prevent market timing.

Footnote (4) in the Section in the Fund’s Prospectus under “Purchase, Pricing and Sale of Shares” entitled “Sales Charges” is deleted effective March 1, 2013.

FPA PARAMOUNT FUND, INC.

SUPPLEMENT DATED MARCH 1, 2013, TO STATEMENT OF ADDITIONAL INFORMATION DATED

JANUARY 30, 2013

The Board of Directors of FPA Paramount Fund, Inc. (the “Fund”), has approved the elimination of all front-end sales charges effective for purchases of Fund shares beginning April 1, 2013.  In addition, beginning April 1, 2013, Fund shares will no longer be subject to deferred sales charges if redeemed within one year of purchase.  Also, effective on that date, all purchases of shares of the Fund will be processed at net asset value on the trade date.

Effective on April 1, 2013, references to front-end sales charges and deferred sales charges will be deleted from the Fund’s Statement of Additional Information and the Statement of Additional Information  will be revised as described below.

The Sections in the Fund’s Statement of Additional Information under “PURCHASE AND REDEMPTION OF SHARES” entitled “SALES CHARGES”, “SALES AT NET ASSET VALUE” and LETTER OF INTENT” are deleted in their entirety.

The Section in the Fund’s Statement of Additional Information under “PURCHASE AND REDEMPTION OF SHARES” entitled “FPA EXCHANGE PRIVILEGE” is deleted and replaced as follows:

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are described under “Exchanging Your Fund Shares” in the Fund’s Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under “Selling (Redeeming) Your Shares” in the Prospectus.

By use of the exchange privilege, the investor authorizes the Shareholder Service Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. The Shareholder Service Agent’s records of such instructions are binding.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. “Processing” a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

The Section in the Fund’s Statement of Additional Information under “PURCHASE AND REDEMPTION OF SHARES” entitled “2% CONTINGENT DEFERRED SALES CHARGES” is deleted and replaced as follows:

2% REDEMPTION FEE. The Fund will deduct a 2% redemption fee from the redemption proceeds of any shareholder redeeming shares of the Fund held for less than 90 days. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that officers of the Fund believe are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as: redemptions of shares through automatic nondiscretionary rebalancing programs or systematic withdrawal plans; redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary); redemptions for certain retirement plan transactions such as closing de minimis accounts, loans, plan fees, required minimum distributions, return of excess contributions, QDRO (qualified domestic relations order), automatic payroll contributions, and withdrawals at termination; redemptions requested for a QDIA (qualified default investment alternative); or redemptions initiated by the Fund.  The 2% redemption fee does not apply to shares acquired through reinvested dividends or capital gain distributions. The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

The Section in the Fund’s Statement of Additional Information under “PURCHASE AND REDEMPTION OF SHARES” entitled “EXCESSIVE TRADING” is deleted and replaced as follows:

EXCESSIVE TRADING. The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets. The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs, and dilute the value of Fund shares held by long-term investors. The fact that the Fund has imposed a 2% redemption fee on shares held less than 90 days serves as a deterrent to frequent trading. The preceding section titled “2% Redemption Fee” provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see section titled “How to Exchange Your Shares”). Irrespective of these redemption fees and exchange limits, the Fund reserves the right to reject any purchase or exchange request if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. There can be no assurance that the Fund will successfully detect or prevent market timing.